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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Certification of Periodic Report
Pursuant to 18 U.S.C. Section 1350

        For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Susan E. Engel, the Chairwoman of the Board and Chief Executive Officer of Department 56, Inc. (the "Company"), hereby certifies that, to her knowledge:

            (i)  the Annual Report on Form 10-K of the Company for the year ended December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2003	/s/ SUSAN E. ENGEL Susan E. Engel Chairwoman of the Board and Chief Executive Officer

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER